January 23, 2002

Receivables Capital Corporation
 c/o AMACAR
6525 Morrison Boulevard,
Suite 318
Charlotte, NC 28211

Bank of America, National Association
Global Asset-Backed Securitization
231 South LaSalle St.
Chicago, IL 60697

Please be advised that per Section 2.04 of the Certificate Purchase Agreement, among Navistar Financial Securities Corporation, as Seller; Navistar Financial Corporation as Servicer; Receivables Capital Corporation, as the Conduit Purchaser; Bank of America, National Association, as Administrative Agent and Bank of America, National Association, as Committed Purchaser, dated January 28, 2000, the Seller and the Servicer hereby request an extension of the Purchase Expiration Date until January 22, 2003.

Additionally, the Seller and Servicer hereby request per Section 2.05 of the Certificate Purchase Agreement, that the Maximum Funded Amount for the Navistar Financial Dealer Note Master Trust Series 2000-VFC be permanently reduced to $25,000,000.00, effective as of the date of this letter.

Your signature hereto shall constitute an agreement in writing among the parties to the Certificate Purchase Agreement effective, under the terms of Section 2.04 of the Certificate Purchase Agreement, to extend the Purchase Expiration Date until January 22, 2003 and under the terms of Section 2.05 of the Certificate Purchase Agreement, to reduce the Maximum Funded Amount of the Navistar Financial Dealer Note Master Trust Series 2000-VFC to $25,000,000.

(Signatures Continued on the Next Page]

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Sincerely,

NAVISTAR FINANCIAL SECURITIES CORPORATION,
As Seller

By:  /s/  R. W. CAIN
Name:   R. Wayne Cain
Title:     Senior Vice President Finance

NAVISTAR FINANCIAL CORPORATION,
as Servicer

By:  /s/  R.W. CAIN
Name:   R. Wayne Cain
Title:     Senior Vice President Finance

Consented and Agreed:

RECEIVABLES CAPITAL CORPORATION,
As the Conduit Purchaser

By:      /s/  EVELYN ECHEVARRIA
Name:        Evelyn Echevarria
Title:          Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION,
As Committed Purchaser and as Administrative Agent

By:      /s/  MARIANNE MIHALIK
Name:        Marianne Mihalik
Title:          Principal

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